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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



       Date of report (Date of earliest event reported): October 3, 1997



                      AMERICAN INDUSTRIAL PROPERTIES REIT
               (Exact Name of Registrant as Specified in Charter)


            TEXAS                       1-9016                  75-6335572
(State or Other Jurisdiction of    (Commission File          (I.R.S. Employer
Incorporation or Organization)          Number)           Identification Number)


             6210 N. Beltline Road, Suite 170, Irving, Texas 75063
              (Address of Principal Executive Offices) (Zip Code)


      Registrant's telephone number, including area code:  (972) 756-6000



                                 Not applicable
         (Former Name or Former Address, if Changed Since Last Report)
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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

          American Industrial Properties REIT, a Texas real estate investment trust (the "Trust"), AIP-SWAG Operating Partnership, L.P., a Delaware limited partnership (the "Operating Partnership") of which the Trust is the 98% general partner, and Shidler West Investment Corporation, a Delaware corporation and unrelated third party ("Shidler"), entered into a Contribution and Exchange Agreement dated as of September 25, 1997 (the "Contribution Agreement"). Shidler, acting on behalf of AG Industrial Investors, L.P., a Delaware limited partnership, and Shidler West Acquisition Company, LLC, a California limited liability company (collectively, the "Contributor Parties"), owned the right to purchase 783,780 square feet of industrial real property in the Dallas metropolitan area (the "Merit Portfolio") pursuant to four separate purchase agreements, as amended (the "Merit Agreements"), with Merit Industrial Properties Limited Partnership, Merit 1995 Industrial Portfolio Limited Partnership, Merit VV 1995 Industrial Portfolio Limited Partnership, and Merit VV Land 1995 Industrial Portfolio Limited Partnership, all of which are Texas limited partnerships (collectively, "Merit"). On October 3, 1997, pursuant to the Contribution Agreement and the Assignment and Assumption of Purchase Agreements dated as of October 3, 1997 between Shidler and the Operating Partnership, Shidler, acting on behalf of the Contributor Parties, assigned to the Operating Partnership all of its right, title and interest in and to the Merit Agreements (the "Assignment"). The aggregate consideration for the Assignment was $3,000,000, which was agreed upon through arm's length negotiations between the Trust and Shidler. As consideration for the Assignment, (i) the Operating Partnership issued 179,085 (as adjusted for the Trust's one for five reverse share split, which was effective on October 15, 1997 (the "Reverse Share Split")) units of limited partnership interest in the Operating Partnership ("OP Units") (determined by dividing $2,740,000 by $15.30, the agreed upon per share price of the Common Shares (as defined in Item 5 below), as adjusted for the Reverse Share Split) to the Contributor Parties and (ii) the Operating Partnership paid $260,000 in cash (from its cash reserves) to Shidler to reimburse Shidler for certain costs it incurred relating to the negotiation and performance of the Merit Agreements and as consideration for Shidler's delivery and assignment to the Operating Partnership and the Trust of documents, information and materials relating to the properties in the Merit Portfolio. Additionally, in exchange for the cash payment of $2,000 by the Contributor Parties to the Trust, the Trust issued to each of the Contributor Parties 20,000 warrants (the "Trust Warrants") to purchase additional Common Shares at a purchase price of $17.50 per Common Share (as adjusted for the Reverse Share Split). The Trust Warrants are exercisable by the Contributor Parties until October 3, 2000.

          Pursuant to the terms of the Amended and Restated Agreement of Limited Partnership of the Operating Partnership dated as of October 3, 1997 (the "Partnership Agreement"), beginning on October 3, 1999, OP Units are redeemable for cash, or at the election of the Trust as the general partner of the Operating Partnership, Common Shares on a one-for-one basis (subject to adjustments for mergers, reorganizations, recapitalizations, share dividends, share splits and reverse share splits). Pursuant to the terms of the Partnership Agreement, the cash consideration to be paid upon redemption of OP Units is based upon the average of the daily market price per Common Share on the New York Stock Exchange for the 10 consecutive trading days prior to the date the Trust receives





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the redemption notice.  Each of the Contributor Parties was granted registration rights with respect to the Common Shares they may acquire upon exercise of the Trust Warrants and upon redemption of the OP Units.

          On October 3, 1997, pursuant to the terms of the Merit Agreements, the Trust acquired, through the Operating Partnership, the Merit Portfolio, which consists of 20 light industrial and warehouse/distribution buildings in the Dallas, Texas metropolitan area for a total purchase price of $33.77 million in cash. The purchase price was agreed upon through arm's length negotiations between Shidler and Merit. The purchase price was funded through
(i) approximately $20,675,000 million in borrowings under the Trust and Operating Partnership's $35 million secured acquisition line with Prudential Securities Credit Corporation (the "Secured Credit Line") and (ii) approximately $13,100,000 from the cash proceeds received from the Private Placements (as defined in Item 5 below).

          The acquisition of the Merit Portfolio more than doubles the Trust's Dallas area portfolio, which now totals over 1.5 million square feet. The Merit Portfolio totals 783,780 square feet located in eight developments and is currently 88% leased. The Trust also acquired 5.82 acres of land for future development. The Merit Portfolio contains a mix of light industrial and warehouse distribution buildings located in major business parks throughout Dallas and the suburban submarkets of Carrollton, Farmers Branch, Grapevine, Grand Prairie, Garland and Plano. Tenant sizes range from 1,300 square feet to 52,600 square feet, with major tenants including AMX Corporation, Moore Business Forms, USA Today, Konica, TM Century, Alliance Freight, Control Manufacturing, and PlasmaQuest, Inc.

          The Merit Portfolio includes the following properties:

          (1) NORTHGATE III. Northgate III is located in the Garland submarket and contains 191,555 square feet of light industrial space and 65,950 square feet of warehouse/distribution space. The six buildings comprising Northgate III were constructed in 1986. Northgate III is currently 93% leased to 20 tenants.

          (2) VALWOOD II AND VALLEY VIEW COMMERCE CENTER. Valwood II and Valley View Commerce Center are located in the Carrollton submarket. Valwood II contains 52,607 square feet and is 100% leased to one tenant. Valwood II was constructed in 1983. Valley View Commerce Center is a four-building light industrial complex built in 1986 that contains 137,581 square feet. Valley View Commerce Center is currently 90% leased to seven tenants.

          (3) DFW IV. DFW IV is located in the DFW/Freeport submarket and contains 72,918 square feet of warehouse/distribution space. The property is 91% leased to seven tenants.

          (4) PARKWAY TECH. Parkway Tech is a 69,010 square foot light industrial project located in the Plano/Richardson submarket. It is 100% leased to eight tenants.





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          (5)    CARPENTER CENTER AND WALNUT OAKS.  Carpenter Center is a
44,114 square foot light industrial building located in Dallas. Carpenter Center was built in 1983 and is currently 70% leased to seven tenants. Walnut Oaks, built in 1984, consists of four light industrial buildings containing 67,945 square feet. It is located in Dallas and is currently 83% leased.

          (6) CARRIER PLACE. Carrier Place is an 82,100 square foot light industrial building located in the Grand Prairie submarket. It is 79% leased to 14 tenants.

          After the acquisition of the Merit Portfolio and the property acquisitions described in Item 5 below, the Trust now owns, directly or through the Operating Partnership, 22 real estate properties consisting of 21 industrial or warehouse/distribution developments and one enclosed specialty retail mall.

ITEM 5.  OTHER EVENTS.

SECURED CREDIT LINE.

          The Trust and the Operating Partnership entered into a Credit Agreement dated as of October 3, 1997 with Prudential Securities Credit Corporation (the "Lender"). Under the Secured Credit Line, the Trust and the Operating Partnership may borrow, on a joint and several basis, up to $35 million solely to finance the acquisition of the Merit Portfolio and additional properties and the transaction and other costs related thereto. The Secured Credit Line is secured by properties acquired with the proceeds of any such borrowings. Any borrowings under the Secured Credit Line must be made prior to October 3, 1998.

          The Secured Credit Line has a variable interest rated based on the 30-day LIBOR rate plus 200 basis points and a maximum loan to value ratio of 70%. Interest is payable monthly. Borrowings made under the Secured Credit Line mature on October 3, 1998 and, if not repaid, allow the Lender to move such borrowings into a securitized mortgage pool. Borrowings made under the Secured Credit Line are prepayable without penalty.

          The Trust and the Operating Partnership borrowed $20.675 million under the Secured Credit Line to partially finance the acquisition of the Merit Portfolio. The Trust intends to refinance this borrowing prior to maturity with proceeds from future permanent financings or equity offerings.

CENTRAL PARK OFFICE TECH AND SKYWAY CIRCLE SOUTH.

          On August 29, 1997, the Trust acquired Central Park Office Tech ("Central Park") and Skyway Circle South ("Skyway") from CM Property Management, Inc., a Connecticut corporation. Central Park is a 70,250 square foot light industrial building located in Richardson, Texas, a headquarters location for several technology and telecommunications companies. Central Park is situated on 4.80 acres and is 100% leased to 10 tenants, including Lam Research and KLA-Tencor, both of which are involved in the semiconductor industry.





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          The Trust purchased Central Park for $4,200,000 in cash.  The purchase price was funded from the cash proceeds received from the private placements of common shares of beneficial interest, par value $0.10 per share ("Common Shares"), in July 1997 (the "Private Placements").

          Skyway is a 67,015 square foot light industrial building located within the master planned development of Las Colinas in Irving, Texas. Skyway is situated on 4.0 acres and is currently 84% leased to five tenants, including Standard Motor Products, a New York Stock Exchange-listed producer of automotive components.

          The Trust purchased Skyway for $2,200,000 in cash. The purchase price was funded from the cash proceeds received from the Private Placements.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a) FINANCIAL STATEMENTS OF THE PROPERTIES ACQUIRED PURSUANT TO RULE 3-14 OF REGULATION S-X.

          As of the date of filing of this Current Report on Form 8-K, it is impracticable for the Trust to provide the financial statements required by this Item 7(a). In accordance with Item 7(a)(4) of Form 8-K, such financial statements shall be filed by amendment to this Form 8-K no later than 60 days after the date on which this report was required to have been filed.

(b)       PRO FORMA FINANCIAL INFORMATION.

          As of the date of filing of this Current Report on Form 8-K, it is impracticable for the Trust to provide the financial statements required by this Item 7(b). In accordance with Items 7(b)(2) and 7(a)(4) of Form 8-K, such financial statements shall be filed by amendment to this Form 8-K no later than 60 days after the date on which this report was required to have been filed.

(c)       EXHIBITS.

2.1 Purchase Agreement dated as of July 2, 1997 between Shidler West Investment Corporation, as Purchaser, and Merit Industrial Properties Limited Partnership, as Seller, as amended by (i) First Amendment to Purchase Agreement dated as of July 30, 1997, (ii) Second Amendment to Purchase Agreement dated as of July 31, 1997, (iii) Third Amendment to Purchase Agreement dated as of August 8, 1997, (iv) Fourth Amendment to Purchase Agreement dated as of August 12, 1997, and (v) Fifth Amendment to Purchase Agreement dated as of October 2, 1997

2.2 Purchase Agreement dated as of July 2, 1997 between Shidler West Investment Corporation, as Purchaser, and Merit 1995 Industrial Portfolio Limited Partnership, as Seller, as amended by (i) First Amendment to Purchase Agreement dated as of July 30,





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          1997, (ii) Second Amendment to Purchase Agreement dated as of July
          31, 1997, (iii) Third Amendment to Purchase Agreement dated as of August 8, 1997, and (iv) Fourth Amendment to Purchase Agreement dated as of August 12, 1997

2.3 Purchase Agreement dated as of July 2, 1997 between Shidler West Investment Corporation, as Purchaser, and Merit VV 1995 Industrial Portfolio Limited Partnership, as Seller, as amended by (i) First Amendment to Purchase Agreement dated as of July 30, 1997, (ii) Second Amendment to Purchase Agreement dated as of July 31, 1997,
          (iii) Third Amendment to Purchase Agreement dated as of July 31, 1997, (iv) Fourth Amendment to Purchase Agreement dated as of August 12, 1997, and (v) Fifth Amendment to Purchase Agreement dated as of October 2, 1997

2.4 Purchase Agreement dated as of June 30, 1997 between Shidler West Investment Corporation, as Purchaser, and Merit VV Land 1995 Industrial Portfolio Limited Partnership, as Seller, as amended by
          (i) First Amendment to Purchase Agreement dated as of July 30, 1997,
          (ii) Second Amendment to Purchase Agreement dated as of July 31, 1997, (iii) Third Amendment to Purchase Agreement dated as of July 31, 1997, and (iv) Fourth Amendment to Purchase Agreement dated as of August 12, 1997

99.1 Contribution and Exchange Agreement dated as of September 25, 1997 among Shidler West Investment Corporation, AIP-SWAG Operating Partnership, L.P. and American Industrial Properties REIT

99.2 Assignment and Assumption of Purchase Agreements dated as of October 3, 1997 between Shidler West Investment Corporation and AIP-SWAG Operating Partnership, L.P.

99.3 Amended and Restated Agreement of Limited Partnership of AIP-SWAG Operating Partnership, L.P. dated as of October 3, 1997

99.4 Warrant Agreement dated as of October 3, 1997 between American Industrial Properties REIT and Shidler West Acquisition Company, LLC

99.5 Warrant Agreement dated as of October 3, 1997 between American Industrial Properties REIT and AG Industrial Investors, L.P.

99.6 Registration Rights Agreement dated as of October 3, 1997 between American Industrial Properties REIT and Shidler West Acquisition Company, LLC

99.7 Registration Rights Agreement dated as of October 3, 1997 between American Industrial Properties REIT and AG Industrial Investors, L.P.





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99.8      Credit Agreement dated as of October 3, 1997 between American
          Industrial Properties REIT and AIP-SWAG Operating Partnership, L.P., as Borrower, and Prudential Securities Credit Corporation, as Lender





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                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       AMERICAN INDUSTRIAL PROPERTIES REIT



                                       By: /s/ Charles W. Wolcott
                                           -------------------------------------
                                           Charles W. Wolcott
                                           President and Chief Executive Officer

Dated: October 17, 1997





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                                  EXHIBIT LIST



2.1 Purchase Agreement dated as of July 2, 1997 between Shidler West Investment Corporation, as Purchaser, and Merit Industrial Properties Limited Partnership, as Seller, as amended by (i) First Amendment to Purchase Agreement dated as of July 30, 1997, (ii) Second Amendment to Purchase Agreement dated as of July 31, 1997, (iii) Third Amendment to Purchase Agreement dated as of August 8, 1997, (iv) Fourth Amendment to Purchase Agreement dated as of August 12, 1997, and (v) Fifth Amendment to Purchase Agreement dated as of October 2, 1997

2.2 Purchase Agreement dated as of July 2, 1997 between Shidler West Investment Corporation, as Purchaser, and Merit 1995 Industrial Portfolio Limited Partnership, as Seller, as amended by (i) First Amendment to Purchase Agreement dated as of July 30, 1997, (ii) Second Amendment to Purchase Agreement dated as of July 31, 1997,
          (iii) Third Amendment to Purchase Agreement dated as of August 8, 1997, and (iv) Fourth Amendment to Purchase Agreement dated as of August 12, 1997

2.3 Purchase Agreement dated as of July 2, 1997 between Shidler West Investment Corporation, as Purchaser, and Merit VV 1995 Industrial Portfolio Limited Partnership, as Seller, as amended by (i) First Amendment to Purchase Agreement dated as of July 30, 1997, (ii) Second Amendment to Purchase Agreement dated as of July 31, 1997,
          (iii) Third Amendment to Purchase Agreement dated as of July 31, 1997, (iv) Fourth Amendment to Purchase Agreement dated as of August 12, 1997, and (v) Fifth Amendment to Purchase Agreement dated as of October 2, 1997

2.4 Purchase Agreement dated as of June 30, 1997 between Shidler West Investment Corporation, as Purchaser, and Merit VV Land 1995 Industrial Portfolio Limited Partnership, as Seller, as amended by
          (i) First Amendment to Purchase Agreement dated as of July 30, 1997,
          (ii) Second Amendment to Purchase Agreement dated as of July 31, 1997, (iii) Third Amendment to Purchase Agreement dated as of July 31, 1997, and (iv) Fourth Amendment to Purchase Agreement dated as of August 12, 1997

99.1 Contribution and Exchange Agreement dated as of September 25, 1997 among Shidler West Investment Corporation, AIP-SWAG Operating Partnership, L.P. and American Industrial Properties REIT

99.2 Assignment and Assumption of Purchase Agreements dated as of October 3, 1997 between Shidler West Investment Corporation and AIP-SWAG Operating Partnership, L.P.

99.3 Amended and Restated Agreement of Limited Partnership of AIP-SWAG Operating Partnership, L.P. dated as of October 3, 1997
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99.4      Warrant Agreement dated as of October 3, 1997 between American
          Industrial Properties REIT and Shidler West Acquisition Company, LLC

99.5 Warrant Agreement dated as of October 3, 1997 between American Industrial Properties REIT and AG Industrial Investors, L.P.

99.6 Registration Rights Agreement dated as of October 3, 1997 between American Industrial Properties REIT and Shidler West Acquisition Company, LLC

99.7 Registration Rights Agreement dated as of October 3, 1997 between American Industrial Properties REIT and AG Industrial Investors, L.P.

99.8 Credit Agreement dated as of October 3, 1997 between American Industrial Properties REIT and AIP-SWAG Operating Partnership, L.P., as Borrower, and Prudential Securities Credit Corporation, as Lender